                                                                      Exhibit 24


                                POWER OF ATTORNEY


         The undersigned officer and/or director of SIMULA, INC. (the "Company") does hereby constitute and appoint Bradley P. Forst and Sean K. Nolen with full power of substitution, my true and lawful attorney and agent, to do any and all acts and things in my name in the capacity indicated below, and to execute any and all instruments for me and in my name in the capacities indicated below that he may deem necessary or advisable to enable the Company to register securities and comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with periodic reports on Form 3, Form 4, Form 5, or Form 144, covering such shares of preferred stock, common stock, options, warrants, or other securities of the Company that I may acquire or dispose of, including specifically, but not limited to, the power and authority to sign for me in the capacity indicated below any and all amendments thereto; and I do hereby ratify and confirm all that Bradley P. Forst or Sean K. Nolen shall do or cause to be done by virtue hereof.

         Dated this 7th day of October, 1998.





                                   /s/James A. Saunders
                                   -----------------------------------------
                                   JAMES A. SAUNDERS
                                   Executive Vice President, Chief Operating
                                   Officer and Director

                                POWER OF ATTORNEY


         The undersigned officer and/or director of SIMULA, INC. (the "Company") does hereby constitute and appoint Bradley P. Forst with full power of substitution, my true and lawful attorney and agent, to do any and all acts and things in my name in the capacity indicated below, and to execute any and all instruments for me and in my name in the capacities indicated below that he may deem necessary or advisable to enable the Company to register securities and comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with periodic reports on Form 3, Form 4, Form 5, or Form 144, covering such shares of preferred stock, common stock, options, warrants, or other securities of the Company that I may acquire or dispose of, including specifically, but not limited to, the power and authority to sign for me in the capacity indicated below any and all amendments thereto; and I do hereby ratify and confirm all that Bradley P. Forst shall do or cause to be done by virtue hereof.

         Dated this 1st day of September, 1998.





                                                     /s/Lon A. Offenbacher
                                                     ---------------------------
                                                     LON A. OFFENBACHER
                                                     Director